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September 20, 1995                                               EXHIBIT 10.3.3


Ms. Ilze Gobins
Investment Analyst
New York Life Insurance Company
New York Life Insurance and Annuity Company
c/o New York Life Insurance Company
51 Madison Avenue, Room 206
New York, NY  10010

Dear Ms. Gobins:

With reference to the Note Agreements, each dated as of January 15, 1992 (the "Note Agreements"), between each of you and BanPonce Corporation, a corporation organized under the laws of the Commonwealth of Puerto Rico (the "Company"), each relating to $15,000,000 aggregate principal amount of the Company's 8.25% Senior Notes Due January 15, 1997, each as amended by the Letter Agreements dated June 11, 1993, May 18, 1994 and January 18, 1995, the Company agrees with you that Section 5.4 (a) (3) of each of the Note Agreements be, and hereby is, amended and restated in its entirety as follows:

         "(3) (i) unsecured Funded Debt of the Company, (ii) unsecured Funded Debt consisting of debt securities issued by BanPonce Financial Corp., a Restricted Subsidiary ("Financial"), and guaranteed by the Company having an aggregate initial offering price of up to $250,000,000 issued pursuant to the Registration Statement (no. 33-41686) on Form S-3, filed by the Company and Financial with the Securities and Exchange Commission (the "SEC"), as such may be amended from time to time in accordance with the Rules of the SEC, (iii) unsecured Funded Debt consisting of debt securities issued either by Financial or by Popular International Bank, Inc., a Restricted Subsidiary ("PIB"), and guaranteed by the Company, having an aggregate initial offering price of up to $400,000,000 issued pursuant to the Registration Statement (No. 33-57038) on Form S-3, filed by the Company, PIB and Financial with the SEC, as such may be amended from time to time in accordance with the Rules of the SEC, (iv) unsecured Funded Debt consisting of debt securities issued either by Financial or by PIB, and guaranteed by the Company, having an aggregate initial offering price of up to $500,000,000 issued pursuant to the Registration Statement (No. 33-54299) on Form S-3, filed by the Company, PIB and Financial with the SEC, as such may be amended from time to time in accordance with the Rules of the SEC, (v) unsecured Funded Debt consisting of debt securities issued either by Financial or by PIB, and guaranteed by the Company, having an aggregate initial offering price of up to $1,000,000,000 issued pursuant to the Registration Statement (No. 33-61601) on Form S-3, filed by the Company, PIB and Financial with the SEC, as such may be amended from time to time in accordance with the Rules of the SEC, and (vi) Funded Debt of the Company and its Restricted
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         Subsidiaries secured by liens permitted by Section 5.5(i), provided that at the time of issuance of any Indebtedness referred to in clauses (i), (ii), (iii), (iv), (v) or (vi) and after giving effect thereto and to the application of the proceeds thereof, consolidated Funded Debt shall not exceed 50% of Consolidated Total Capitalization; and"

The execution hereby by you shall constitute a contract between us, and this amendment agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement. Except as specifically provided hereinabove, the terms and provisions of the Note Agreements and the Notes have not been amended, waived or modified. From and after the date hereof, any references in the Note Agreements to "the Agreement" "this Agreement", "hereunder", or "hereof" or similar references shall be deemed to include the foregoing amendment of
Section 5.4 (a)(3). This amendment agreement shall be governed by and construed in accordance with the laws of the State of New York.


BANPONCE CORPORATION



      /s/David H. Chafey, Jr.
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By:      David H. Chafey, Jr.
Its:     Executive Vice President

Accepted as of the date first above written.


NEW YORK LIFE INSURANCE COMPANY



      /s/Mark C. Boyce
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By:
Its: Investment VP

NEW YORK LIFE INSURANCE AND ANNUITY COMPANY



      /s/Mark C. Boyce
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By:
Its: Investment VP